S&T BANCORP, INC. 2014 INCENTIVE PLAN RESTRICTED STOCK AWARD AGREEMENT Grantee: David G. Antolik Type of Stock: Common Stock Date of Grant: October 12, 2020 Number of Shares: 43,696 1. Definitions Capitalized terms in this agreement (this “Agreement”) shall have the meaning specified in the S&T Bancorp, Inc. 2014 Incentive Plan (as amended from time to time, the “Plan”), unless a different meaning is specified herein. In this Agreement, except where the context indicates otherwise, the following definitions apply: (a) “Award” means the Restricted Stock Award provided to the Grantee pursuant to this Agreement. (b) “Cause” means termination of Grantee’s employment due to any one or more of the following: i. Failure to substantially perform employment duties set forth in your job description (other than by reason of Disability), after reasonable demand for substantial performance has been delivered by the Company specifically identifying the manner in which the Company believes that you have not performed your duties, and the Grantee has been given a reasonable opportunity to cure any deficiencies in performance; or ii. Willful conduct that demonstrably results in material injury to the Company or its Affiliates; or iii. Personal dishonesty or breach of fiduciary duty to the Company or its Affiliates that in either case results or was intended to result in personal profit to Grantee at the expense of the Company or its Affiliates; or iv. Willful violation of any law, rule or regulation (other than traffic violations, misdemeanors or similar offenses) or cease-and-desist order, 1 court order, judgment or supervisory agreement, which violation demonstrably results in material injury to the Company or its Affiliates. (c) “Grantee” means the person identified above as the “Grantee.” 2. Award of Common Stock. Pursuant to the Plan, the Company hereby grants the Award to the Grantee. Upon acceptance of the Award, the Grantee shall receive the number of shares of Common Stock of the Company granted by the Company’s Compensation Committee of the Board of Directors (the “Committee”), subject to the restrictions and conditions set forth herein and in the Plan. The Company acknowledges the receipt from the Grantee of consideration with respect to the par value of the Common Stock in the form of cash, past or future services rendered to the Company by the Grantee or such other form of consideration as is acceptable to the Committee. 3. Acceptance of Award. The Grantee shall have no rights with respect to the Award unless he or she shall have accepted the Award. Upon acceptance of the Award by the Grantee, the shares of Award so accepted shall be issued and held by the Company’s Plan Administrator. Thereupon, the Grantee shall have all the rights of a stockholder with respect to such shares, including voting and dividend rights, subject, however, to the restrictions and conditions specified in Paragraph 4 below. 4. Restrictions and Conditions. (a) Any shares of Common Stock granted herein are subject to restrictions as set forth herein and in the Plan. (b) Shares of Common Stock granted herein may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of by the Grantee prior to vesting. 5. Vesting of Award. The Common Stock covered by the Award shall vest in accordance with the schedule set forth below (each date specified below, a “Vesting Date”), subject to the Grantee’s continued employment with the Company through the applicable Vesting Date: Vesting Date Percent of Award Vested October 12, 2021 33% October 12, 2022 33% October 12, 2023 34% 2

Notwithstanding anything herein to the contrary, if Grantee should terminate employment from the Company due to death or disability (as those terms are defined in the Company’s qualified retirement plan) prior to a Vesting Date, the Award shall vest on a pro-rata basis based upon the total number of full months worked since the most recent Vesting Date (or, if no Vesting Date has yet occurred, the Date of Grant) divided by 12. In addition, if the Company terminates the employment of the Grantee not for Cause prior to full vesting of any shares covered by the Award, the remaining shares will vest in full. Other than the aforementioned reasons, the Grantee’s participation will cease as of the effective date of termination, and the Award, to the extent not previously vested, shall be forfeited. Any vesting contemplated by this paragraph in connection with a termination of employment shall be subject to Grantee’s execution of a general release of all claims against the Company and its Affiliates in a form provided by the Company and Grantee’s ongoing compliance with Grantee’s Confidentiality, Trade Secrets, Non-Solicitation and Severance Agreement. 6. Dividends. Dividends on shares of Common Stock in the Award shall be paid currently to the Grantee. 7. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Committee set forth in Section 3 of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein. The terms of the Plan shall not be considered an enlargement of any benefits under this Agreement. In addition, the Award is subject to any rules and regulations promulgated by the Committee. However, any Award subject to this Agreement may not in any way be restricted or limited by any Plan amendment or termination or by change of Committee rules and regulations approved after the Date of Award without the Grantee's written consent. 8. Transferability. This Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than (i) by will or the laws of descent and distribution or (ii) pursuant to an order issued under state domestic relations laws. 9. Tax Withholding. The Grantee shall, not later than the date as of which the receipt of the Award becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Committee for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. Except in the case where an election is made pursuant to Paragraph 10 below, the Company shall have the authority to cause the required minimum tax withholding obligation to be satisfied, in whole or in part, by withholding from shares of Common Stock to be issued or released by the transfer agent a number of shares of Common Stock with an aggregate Fair Market Value that would satisfy the withholding amount due. 10. Election Under Section 83(b). The Grantee and the Company hereby agree that the Grantee may, within 30 days following the acceptance of the Award as provided in Paragraph 1 hereof, file with the Internal Revenue Service and the Company an election under Section 83(b) of the 3

Internal Revenue Code. In the event the Grantee makes such an election, he or she agrees to provide a copy of the election to the Company. The Grantee acknowledges that he or she is responsible for obtaining the advice of his or her tax advisors with regard to the Section 83(b) election and that he or she is relying solely on such advisors and not on any statements or representations of the Company or any of its agents with regard to such election. 11. No Obligation to Continue Employment. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Grantee at any time, subject to any vesting contemplate by Paragraph 5. 12. Non-Solicitation. Grantee agrees to abide by the restrictive covenants set forth in Grantee’s Confidentiality, Trade Secrets, Non-Solicitation and Severance Agreement, incorporated as though fully set forth herein. 13. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing. 14. Force and Effect. The various provisions of this Agreement are severable in their entirety. Any determination of invalidity or unenforceability of any one provision shall have no effect on the continuing force and effect of the remaining provisions. 15. Merger or Consolidation. This Agreement shall be subject to Section 13.2 of the Plan. 16. Successors. This Agreement shall be binding upon and inure to the benefit of the successors, assigns and heirs of the respective parties. 17. Entire Agreement. This Agreement contains the entire understanding of the parties and shall not be modified or amended except in writing and duly signed by the parties. No waiver by either party of any default under this Agreement shall be deemed a waiver of any later default. [End of Document] 4